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                                                     Exhibit 23.1


               Consent of Independent Accountants


We  hereby  consent  to the incorporation  by  reference  in  the
Registration  Statement  on  Form  S-8  (No.  333-38603)  of  NRG
Generating  (U.S.)  Inc.  of  our report  dated  March  30,  1998 appearing in this Form 10-K.




Price Waterhouse LLP
Minneapolis, Minnesota
March 30, 1998


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